UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 6, 2011

Date of Report (Date of earliest event reported)

Arch Capital Group Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	0-26456	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Wessex House, 45 Reid Street, Hamilton HM 12, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(441) 278-9250

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07                                       Submission of Matters to a Vote of Security Holders.

Arch Capital Group Ltd.’s (“ACGL”) annual meeting of shareholders was held on May 6, 2011.  At the meeting, the holders of 40,020,888 common shares, which represents approximately 91 percent of the outstanding shares entitled to vote as of the record date of March 11, 2011, were represented in person or by proxy.  Matters submitted to shareholders at the meeting and the voting results thereof were as follows:

Item 1.  The vote on the election of the four Class I directors to hold office until the 2014 annual meeting of shareholders or until their successors are elected and qualified.  The voting results were as follows:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES

Kewsong Lee	36,295,900	317,122	3,407,866

Brian S. Posner	36,563,377	49,645	3,407,866

John D. Vollaro	36,567,111	45,911	3,407,866

Robert F. Works	36,228,381	384,641	3,407,866

Item 2.  The vote on the election of certain individuals as Designated Company Directors of certain of ACGL’s non-U.S. subsidiaries.  The voting results were as follows:

DIRECTOR	FOR	WITHHOLD	BROKER NON-VOTES

William E. Beveridge	36,571,039	41,983	3,407,866
Dennis R. Brand	36,563,481	49,541	3,407,866
Knud Christensen	36,571,562	41,460	3,407,866
Graham B.R. Collis	35,033,040	1,579,982	3,407,866
William J. Cooney	36,572,562	40,460	3,407,866
Stephen Fogarty	36,571,562	41,460	3,407,866
Elizabeth Fullerton-Rome	36,571,317	41,705	3,407,866
Rutger H.W. Funnekotter	36,571,562	41,460	3,407,866
Marc Grandisson	36,570,698	42,324	3,407,866
Michael A. Greene	36,572,562	40,460	3,407,866
John C.R. Hele	35,480,579	1,132,443	3,407,866
David W. Hipkin	36,571,462	41,560	3,407,866
W. Preston Hutchings	36,573,174	39,848	3,407,866
Constantine Iordanou	36,570,073	42,949	3,407,866
Wolbert H. Kamphuijs	36,572,312	40,710	3,407,866
Michael H. Kier	36,571,562	41,460	3,407,866
Mark D. Lyons	36,570,698	42,324	3,407,866
Adam Matteson	36,572,562	40,460	3,407,866

DIRECTOR	FOR	WITHHOLD	BROKER NON-VOTES

David McElroy	36,565,926	47,096	3,407,866
Martin J. Nilsen	36,570,698	42,324	3,407,866
Nicolas Papadopoulo	36,571,012	42,010	3,407,866
Michael Quinn	36,570,962	42,060	3,407,866
Maamoun Rajeh	36,571,017	42,005	3,407,866
Paul S. Robotham	35,481,354	1,131,668	3,407,866
Soren Scheuer	36,571,562	41,460	3,407,866
Budhi Singh	36,572,567	40,455	3,407,866
Helmut Sohler	36,572,312	40,710	3,407,866
Julian Stroud	36,571,562	41,460	3,407,866
Angus Watson	36,572,562	40,460	3,407,866
James R. Weatherstone	36,573,174	39,848	3,407,866

Item 3. The vote on the adoption of an amendment to the Memorandum of Association to effect a three-for-one share split. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

39,504,662	174,404	341,822	0

Item 4. The vote on the ratification of the selection of PricewaterhouseCoopers LLP as ACGL’s independent registered public accounting firm for the year ending December 31, 2011. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

39,867,511	152,253	1,124	0

Item 5. The vote on a proposal on advisory vote on executive compensation (say-on-pay). The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

34,936,748	772,839	903,435	3,407,866

Item 6. The vote on a proposal on the frequency of holding future advisory votes on executive compensation (say-on-pay). The voting results were as follows:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES

32,050,574	733,543	2,928,058	900,847	3,407,866

After taking into account the results of the shareholder advisory vote on the frequency of say-on-pay conducted at the 2011 annual general meeting, the Board of Directors decided that it will be the Company’s policy to submit the compensation of its named executive officers to shareholders for a non-binding advisory vote annually, at least until the Company’s next annual general meeting at which an advisory vote on the frequency of say-on-pay votes is conducted.

ITEM 7.01                                       Regulation FD Disclosure.

On May 9, 2011, ACGL issued a press release announcing that its shareholders approved an amendment to its Memorandum of Association to effect a three-for-one split of ACGL’s common shares.  A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01                                       Other Events.

Preferred Share Dividends.  On May 6, 2011, the Board of Directors (the “Board”) of ACGL declared dividends with respect to the outstanding (1) 8,000,000 shares of its 8.00% Non-Cumulative Preferred Shares, Series A, $0.01 per share (the “Series A Shares”), with a liquidation preference of $25.00 per share, and (2) 5,000,000 shares of its 7.875% Non-Cumulative Preferred Shares, Series B, $0.01 per share (the “Series B Shares”), with a liquidation preference of $25.00 per share, as outlined below.  All such dividends will be payable out of lawfully available funds for the payment of dividends under Bermuda law on August 15, 2011 to holders of record of the Series A Shares and the Series B Shares, as applicable, as of August 1, 2011, unless determined otherwise by the Board or the Executive Committee of the Board on or prior to the applicable effective date.

Series	Effective Date for Declaration	Dividend Period	Dividend Amount	Rate Per Share
Series A	6/30/11	5/15/11-6/30/11	$2,044,444	$0.2556
	8/14/11	7/1/11-8/14/11	1,955,556	0.2444
			$4,000,000	$0.50
Series B	6/30/11	5/15/11-6/30/11	$1,257,813	$0.2516
	8/14/11	7/1/11-8/14/11	1,203,125	0.2406
			$2,460,938	$0.4922

ITEM 9.01                                       Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated May 9, 2011 announcing that ACGL’s shareholders approved an amendment to ACGL’s Memorandum of Association to effect a three-for-one split of the company’s common shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

ARCH CAPITAL GROUP LTD.

Date: May 10, 2011	By:	/s/ John C.R. Hele
Name: John C.R. Hele
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated May 9, 2011 announcing that ACGL’s shareholders approved an amendment to ACGL’s Memorandum of Association to effect a three-for-one split of the company’s common shares.